UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2013

Sears Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51217

Delaware	20-1920798
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois 60179
(Address of principal executive offices, including zip code)

847-286-2500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 28, 2013, Emily Scott advised Sears Holdings Corporation (the "Company") of her decision not to stand for re-election as a member of the Board of Directors of the Company at the Company's annual meeting of stockholders scheduled to be held on May 1, 2013 (the "Annual Meeting"). Ms. Scott has indicated her intention to continue to serve as a director until the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sears Holdings Corporation

Date: February 28, 2013	By:	/s/ Dorian R. Williams
Dorian R. Williams
Vice President, Deputy General Counsel and Assistant Secretary